PEOPLES-SIDNEY FINANCIAL CORPORATION
                                INDEX TO EXHIBITS
                                  EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with then Quarterly Report of Peoples-Sidney Financial Corporation (the "Corporation") on Form 10-QSB for the period ended September 30, 2003 as furnished with the Securities and Exchange Commission on the date of this Certification (the "Report"), I, Douglas Stewart, the President and Chief Executive Officer of the Corporation, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.





                          /s/ Douglas Stewart
                          -------------------
                          Douglas Stewart, President and Chief Executive Officer

                          Date:  November 14, 2003


A signed original of this written statement required by Section 906 has been provided to the Corporation and will be retained by the Corporation and furnished to the Security and Exchange Commission or its staff upon request.
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                                                                             28.